Exhibit 99.1
  News                            General Motors
                                  Corporation           GM Communications
                                                        Detroit, Mich., USA
                                                        media.gm.com
  For Release: 1:45 p.m. ET
  March 3, 2008

                    GM Reports 270,423 Deliveries in February (Monthly comparison percentages are not adjusted for sales days unless noted.)

o Car Retail Sales Driven By Malibu Up 62 Percent; CTS Up 71 Percent; Cobalt Up 24 Percent; Aura Up 21 Percent; and G6 Up 6 Percent

o  Cadillac Car Sales Up 24 Percent; Chevrolet Cars Up 3 percent

o  Enclave, Acadia and Outlook Drive Mid-Utility Crossover Segment Up 15 Percent


DETROIT - GM dealers in the United States delivered 270,423 vehicles in February, a decrease of 13 percent compared with an unusually strong February last year.

"Our new launch vehicles, including the award-winning Chevrolet Malibu and Cadillac CTS, had a sensational month, as did the Chevrolet Cobalt, Saturn Aura, and the Pontiac G6," said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. "Most importantly, despite tough market conditions, we anticipate our total retail vehicle sales share to have remained flat for the first two months of the year compared to 2007. We are encouraged by our performance in the key passenger car categories, and while the overall market for trucks is challenging, we anticipate holding our share for full-size pickups and utilities." Truck sales declined 20 percent compared with a year ago.

GM's fuel-efficient cars saw strong growth. Chevrolet Cobalt total sales were up 56 percent with retail up 24 percent; Pontiac G6 was up 50 percent total and 6 percent retail; and Buick LaCrosse total sales were up 12 percent compared with February 2007.

MORE

The Buick Enclave, GMC Acadia and Saturn Outlook together accounted for more than 11,000 vehicle sales in the month, an increase of 94 percent compared with the same month last year. Outlook sales were up 15 percent; Acadia sales increased 39 percent; and there were more than 3,800 Buick Enclaves sold.

Also of note, the Chevrolet Equinox compact crossover utility had total sales of more than 8,600 vehicles for a 15 percent increase, and a retail sales increase of 8 percent compared to a year ago.

"Our sales increase at Cadillac shows the power of new products to attract consumers - even in a tough market," LaNeve added. "Additionally, Saturn Outlook had a 15 percent total sales increase, illustrating that vehicle's contribution to the mid-utility crossover segment performance. We remain focused on offering vehicles that have industry-leading value, great fuel economy and the best warranty coverage of any full-line automaker."

Certified Used Vehicles

February 2008 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 42,305 vehicles, down 1 percent from last February. Year-to-date sales are 79,974 vehicles, down 7 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling certified brand, posted February sales of 37,716 vehicles, equivalent to last February's results. Cadillac Certified Pre-Owned Vehicles sold 3,270 vehicles, up 5 percent from February 2007. Saturn Certified Pre-Owned Vehicles sold 706 vehicles, down 44 percent. Saab Certified Pre-Owned Vehicles sold 458 vehicles, down 15 percent, and HUMMER Certified Pre-Owned Vehicles sold 155 vehicles, up 52 percent.


MORE

"Certified sales are off to a solid start in the first quarter. February sales for GM Certified Used Vehicles were up 13 percent from last month, but equivalent year over year to a strong sales performance in February 2007," said LaNeve. "Cadillac Certified Pre-Owned Vehicles posted a 5 percent sales increase over last February, while Hummer Certified Pre-Owned Vehicles rose 52 percent."

GM North America Reports February 2008 Production, 2008 First-Quarter Production Forecast Unchanged at 965,000 Vehicles, 2008 Second-Quarter Production Forecast Set at 1.08 Million Vehicles

In February, GM North America produced 350,000 vehicles (129,000 cars and 221,000 trucks). This is up 1,000 units or less than 1 percent compared to February 2007 when the region produced 349,000 vehicles (130,000 cars and 219,000 trucks). (Production totals include joint venture production of 22,000 vehicles in February 2008 and 20,000 vehicles in February 2007.)

The region's 2008 first-quarter production forecast remains unchanged at 965,000 vehicles (357,000 cars and 608,000 trucks). Additionally, GM North America's initial 2008 second-quarter production forecast is set at 1.08 million vehicles (408,000 cars and 672,000 trucks), down 62,000 units or 5 percent from second-quarter 2007 actuals. In the second-quarter of 2007 the region produced
1.142 million vehicles (402,000 cars and 740,000 trucks).

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the annual global industry sales leader for 77 years. Founded in 1908, GM today employs about 266,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 35 countries. In 2007, nearly
9.37 million GM cars and trucks were sold globally under the following brands:
Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn, Vauxhall and Wuling. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.
MORE

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

                                      # # #


Contacts:

John McDonald (Sales)
GM Sales & Marketing Communications
313-667-3714 (office)
313-418-2139 (mobile)
john.m.mcdonald@gm.com

Pam Reese (Production)
GM Manufacturing & Labor Communications
248-753-2272 (office)
586-246-8683 (mobile)
pam.reese@gm.com

General Motors dealers in the United States reported the following vehicle deliveries:

-------------------------------------------------------------------------------
*S/D Curr:  25       February                        (Calendar Year-to-Date)
                                                        January - February
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
*S/D Prev:  24         2008     2007  Volume   S/D       2008     2007   Volume
-------------------------------------------------------------------------------
Vehicle Total        270,423   311,763 -13.3  -16.7   522,988   559,227   -6.5
Car Total            107,592   108,902  -1.2   -5.2   211,966   213,058   -0.5
Light Truck Total    161,145   199,509 -19.2  -22.5   307,697   339,967   -9.5
Light Vehicle Total  268,737   308,411 -12.9  -16.3   519,663   553,025   -6.0
Truck Total          162,831   202,861 -19.7  -22.9   311,022   346,169  -10.2
-------------------------------------------------------------------------------
GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
                                        %Chg  %Chg per                    %Chg
                       2008     2007  Volume   S/D       2008     2007   Volume
-------------------------------------------------------------------------------
Buick Total           12,768    15,108 -15.5  -18.9    25,517    27,121   -5.9
Cadillac Total        14,420    14,142   2.0   -2.1    29,212    27,882    4.8
Chevrolet Total      166,166   187,088 -11.2  -14.7   315,714   335,537   -5.9
GMC Total             33,237    41,279 -19.5  -22.7    65,507    69,767   -6.1
HUMMER Total           3,362     4,177 -19.5  -22.7     6,412     8,157  -21.4
**Other-Isuzu Total        0       960 ***.*  ***.*         0     1,627  ***.*
Pontiac Total         23,935    24,563  -2.6   -6.5    46,960    48,623   -3.4
Saab Total             1,734     2,221 -21.9  -25.0     3,506     4,583  -23.5
Saturn Total          14,801    22,225 -33.4  -36.1    30,160    35,930  -16.1
-------------------------------------------------------------------------------
GM Vehicle Total     270,423 311,763   -13.3  -16.7   522,988   559,227   -6.5
-------------------------------------------------------------------------------
GM Car Deliveries by Marketing Division
-------------------------------------------------------------------------------
                                        %Chg  %Chg per                    %Chg
                       2008     2007  Volume   S/D       2008     2007   Volume
-------------------------------------------------------------------------------
Buick Total            8,820     9,886 -10.8  -14.4    18,036    18,259   -1.2
Cadillac Total         9,760     7,859  24.2   19.2    19,853    16,336   21.5
Chevrolet Total       60,105    58,265   3.2   -1.0   117,107   113,495    3.2
Pontiac Total         21,716    21,708   0.0   -4.0    42,229    43,949   -3.9
Saab Total             1,295     1,793 -27.8  -30.7     2,661     3,678  -27.7
Saturn Total           5,896     9,391 -37.2  -39.7    12,080    17,341  -30.3
-------------------------------------------------------------------------------
GM Car Total         107,592   108,902  -1.2   -5.2   211,966   213,058   -0.5
-------------------------------------------------------------------------------
GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
                                        %Chg  %Chg per                    %Chg
                       2008     2007  Volume   S/D       2008     2007   Volume
-------------------------------------------------------------------------------
Buick Total            3,948     5,222 -24.4  -27.4     7,481     8,862  -15.6
Cadillac Total         4,660     6,283 -25.8  -28.8     9,359    11,546  -18.9
Chevrolet Total      105,159   127,635 -17.6  -20.9   196,863   219,790  -10.4
GMC Total             32,453    40,075 -19.0  -22.3    63,926    67,444   -5.2
HUMMER Total           3,362     4,177 -19.5  -22.7     6,412     8,157  -21.4
Pontiac Total          2,219     2,855 -22.3  -25.4     4,731     4,674    1.2
Saab Total               439       428   2.6   -1.5       845       905   -6.6
Saturn Total           8,905    12,834 -30.6  -33.4    18,080    18,589   -2.7
-------------------------------------------------------------------------------
GM Light Truck Total 161,145   199,509 -19.2  -22.5   307,697   339,967   -9.5
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
* Twenty-five selling days (S/D) for the February period this year and twenty-four for the last year.
-------------------------------------------------------------------------------
** Prior to Aug '07, includes American Isuzu Motors, Inc., dealer deliveries of commerical vehicles distributed by GM as reported to GM by American Isuzu Motors Inc.

Effective Aug '07, GM only includes GMC & Chevrolet dealer deliveries of commerical vehicles distributed by American Isuzu Motors, Inc.
-------------------------------------------------------------------------------

                                      2-1P
                       GM Car Deliveries - (United States)
                                  February 2008


-------------------------------------------------------------------------------
                     February                       (Calendar Year-to-Date)
                                                       January - February
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                   %Chg
                       2008     2007  Volume   S/D       2008     2007  Volume
-------------------------------------------------------------------------------
Selling Days (S/D)      25       24                       25       24
-------------------------------------------------------------------------------
Century                    0         0 ***.*  ***.*         0         2  ***.*
LaCrosse               3,979     3,556  11.9    7.4     8,355     6,141   36.1
LeSabre                    0        16 ***.*  ***.*         0        40  ***.*
Lucerne                4,841     6,311 -23.3  -26.4     9,681    12,070  -19.8
Park Avenue                0         3 ***.*  ***.*         0         6  ***.*
 Buick Total           8,820     9,886 -10.8  -14.4    18,036    18,259   -1.2
-------------------------------------------------------------------------------
CTS                    5,118     3,042  68.2   61.5    10,652     5,885   81.0
DTS                    3,066     3,189  -3.9   -7.7     5,848     7,284  -19.7
DeVille                    0        12 ***.*  ***.*         0        22  ***.*
STS                    1,436     1,472  -2.4   -6.3     3,095     2,879    7.5
XLR                      140       144  -2.8   -6.7       258       266   -3.0
 Cadillac Total        9,760     7,859  24.2   19.2    19,853    16,336   21.5
------------------------------------------------------------------------------
Aveo                   3,300     4,646 -29.0  -31.8     8,614     8,435    2.1
Cavalier                   0         9 ***.*  ***.*         0        15  ***.*
Classic                    0         0 ***.*  ***.*         0         1  ***.*
Cobalt                16,958    10,865  56.1   49.8    34,268    23,888   43.5
Corvette               2,071     2,784 -25.6  -28.6     4,086     5,018  -18.6
Impala                25,196    26,925  -6.4  -10.2    42,740    52,200  -18.1
Malibu                12,460    11,703   6.5    2.2    27,001    20,912   29.1
Monte Carlo              120     1,289 -90.7  -91.1       396     2,928  -86.5
SSR                        0        44 ***.*  ***.*         2        98  -98.0
 Chevrolet Total      60,105    58,265   3.2   -1.0   117,107   113,495    3.2
-------------------------------------------------------------------------------
Bonneville                 0        11 ***.*  ***.*         0        36  ***.*
G5                     1,863     1,917  -2.8   -6.7     3,833     3,229   18.7
G6                    16,901    11,248  50.3   44.2    30,843    23,246   32.7
GTO                        5       633 -99.2  -99.2        11     1,185  -99.1
Grand Am                   0        12 ***.*  ***.*         0        28  ***.*
Grand Prix               878     4,672 -81.2  -82.0     2,277    10,016  -77.3
Solstice                 717     1,017 -29.5  -32.3     1,575     1,878  -16.1
Sunfire                    0         3 ***.*  ***.*         0         6  ***.*
Vibe                   1,352     2,195 -38.4  -40.9     3,690     4,325  -14.7
 Pontiac Total        21,716    21,708   0.0   -4.0    42,229    43,949   -3.9
-------------------------------------------------------------------------------
9-2X                       1        26 -96.2  -96.3         1        61  -98.4
9-3                    1,071     1,419 -24.5  -27.5     2,238     2,894  -22.7
9-5                      223       348 -35.9  -38.5       422       723  -41.6
 Saab Total            1,295     1,793 -27.8  -30.7     2,661     3,678  -27.7
-------------------------------------------------------------------------------
Astra                    542         0 ***.*  ***.*       757         0  ***.*
Aura                   4,833     3,796  27.3   22.2    10,141     7,898   28.4
ION                       44     4,766 -99.1  -99.1       219     7,916  -97.2
Saturn L Series            0         0 ***.*  ***.*         0         0  ***.*
Sky                      477       829 -42.5  -44.8       963     1,527  -36.9
 Saturn Total          5,896     9,391 -37.2  -39.7    12,080    17,341  -30.3
-------------------------------------------------------------------------------
 GM Car Total        107,592   108,902  -1.2   -5.2   211,966   213,058   -0.5
-------------------------------------------------------------------------------

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  February 2008

-------------------------------------------------------------------------------
                     February                       (Calendar Year-to-Date)
                                                       January - February
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                   %Chg
                       2008     2007  Volume   S/D       2008     2007  Volume
-------------------------------------------------------------------------------
Selling Days (S/D)      25       24                       25       24
-------------------------------------------------------------------------------
Enclave                3,862         0 ***.*  ***.*     7,252         0  ***.*
Rainier                   21       528 -96.0  -96.2        60       988  -93.9
Rendezvous                 3     4,274 ***.*  ***.*         8     7,056  ***.*
Terraza                   62       420 -85.2  -85.8       161       818  -80.3
-------------------------------------------------------------------------------
 Buick Total           3,948     5,222 -24.4  -27.4     7,481     8,862  -15.6
-------------------------------------------------------------------------------
Escalade               1,955     2,657 -26.4  -29.4     3,862     4,826  -20.0
Escalade ESV             949     1,128 -15.9  -19.2     1,839     2,139  -14.0
Escalade EXT             360       619 -41.8  -44.2       743     1,149  -35.3
SRX                    1,396     1,879 -25.7  -28.7     2,915     3,432  -15.1
-------------------------------------------------------------------------------
 Cadillac Total        4,660     6,283 -25.8  -28.8     9,359    11,546  -18.9
-------------------------------------------------------------------------------
Astro                      0         3 ***.*  ***.*         0        14  ***.*
Chevy C/T Series          18        15  20.0   15.2        25        37  -32.4
Chevy W Series           112       180 -37.8  -40.3       267       332  -19.6
Colorado               4,827     6,880 -29.8  -32.6    10,624    12,084  -12.1
Equinox                8,674     7,574  14.5    9.9    16,539    12,899   28.2
Express Cutaway/G Cut  1,416     1,133  25.0   20.0     2,634     2,152   22.4
Express Panel/G Van    5,925     5,161  14.8   10.2    10,104     9,620    5.0
Express/G Sportvan     1,449     1,221  18.7   13.9     2,603     2,007   29.7
HHR                    7,345     8,071  -9.0  -12.6    15,355    14,175    8.3
Kodiak 4/5 Series        633       790 -19.9  -23.1     1,200     1,465  -18.1
Kodiak 6/7/8 Series      139       203 -31.5  -34.3       252       418  -39.7
S/T Blazer                 0         2 ***.*  ***.*         0         2  ***.*
Suburban (Chevy)       4,076     6,437 -36.7  -39.2     8,316    11,388  -27.0
Tahoe                  8,587    11,667 -26.4  -29.3    15,937    20,027  -20.4
TrailBlazer           10,218    10,838  -5.7   -9.5    18,597    20,206   -8.0
Uplander               5,260     4,436  18.6   13.8     9,569     8,324   15.0
Venture                    0         2 ***.*  ***.*         0         4  ***.*
................................................................................
   Avalanche           3,286     5,514 -40.4  -42.8     6,367     9,799   -35.0
   Silverado-C/K
     Pickup           44,096    58,696 -24.9  -27.9    80,218    97,089   -17.4
 Chevrolet Fullsize
   Pickups            47,382    64,210 -26.2  -29.2    86,585   106,888   -19.0
-------------------------------------------------------------------------------
 Chevrolet Total     106,061   128,823 -17.7  -21.0   198,607   222,042   -10.6
-------------------------------------------------------------------------------
Acadia                 5,933     4,283  38.5   33.0    13,251     5,965  122.1
Canyon                 1,289     1,716 -24.9  -27.9     2,804     3,405  -17.7
Envoy                  3,096     4,423 -30.0  -32.8     6,171     7,599  -18.8
GMC C/T Series            15        12  25.0   20.0        32        30    6.7
GMC W Series             164       287 -42.9  -45.1       480       536  -10.4
Safari (GMC)               0         1 ***.*  ***.*         0        11  ***.*
Savana Panel/G Classic   849     1,118 -24.1  -27.1     1,594     2,114  -24.6
Savana Special/G Cut     527     1,165 -54.8  -56.6       988     1,555  -36.5
Savana/Rally             114       157 -27.4  -30.3       228       261  -12.6
Sierra                15,088    18,140 -16.8  -20.2    28,288    31,287   -9.6
Topkick 4/5 Series       325       537 -39.5  -41.9       588       971  -39.4
Topkick 6/7/8 Series     280       368 -23.9  -27.0       481       786  -38.8
Yukon                  3,345     5,435 -38.5  -40.9     6,354     9,148  -30.5
Yukon XL               2,212     3,637 -39.2  -41.6     4,248     6,099  -30.3
-------------------------------------------------------------------------------
 GMC Total            33,237    41,279 -19.5  -22.7    65,507    69,767   -6.1
-------------------------------------------------------------------------------

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  February 2008

-------------------------------------------------------------------------------
                     February                       (Calendar Year-to-Date)
                                                       January - February
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                   %Chg
                       2008     2007  Volume   S/D       2008     2007  Volume
-------------------------------------------------------------------------------
Selling Days (S/D)      25       24                       25       24
-------------------------------------------------------------------------------
HUMMER H1                  4        17 -76.5  -77.4         6        41  -85.4
HUMMER H2                750       982 -23.6  -26.7     1,498     2,051  -27.0
HUMMER H3              2,608     3,178 -17.9  -21.2     4,908     6,065  -19.1
-------------------------------------------------------------------------------
 HUMMER Total          3,362     4,177 -19.5  -22.7     6,412     8,157  -21.4
-------------------------------------------------------------------------------
Other-Isuzu F Series       0       188 ***.*  ***.*         0       293  ***.*
Other-Isuzu H Series       0        13 ***.*  ***.*         0        17  ***.*
Other-Isuzu N Series       0       759 ***.*  ***.*         0     1,317  ***.*
-------------------------------------------------------------------------------
 Other-Isuzu Total         0       960 ***.*  ***.*         0     1,627  ***.*
-------------------------------------------------------------------------------
Aztek                      0         4 ***.*  ***.*         0        10  ***.*
Montana                    0         4 ***.*  ***.*         0         8  ***.*
Montana SV6               12       184 -93.5  -93.7        20       345  -94.2
Torrent                2,207     2,663 -17.1  -20.4     4,711     4,311    9.3
-------------------------------------------------------------------------------
 Pontiac Total         2,219     2,855 -22.3  -25.4     4,731     4,674    1.2
-------------------------------------------------------------------------------
9-7X                     439       428   2.6   -1.5       845       905   -6.6
-------------------------------------------------------------------------------
 Saab Total              439       428   2.6   -1.5       845       905   -6.6
-------------------------------------------------------------------------------
Outlook                2,181     1,900  14.8   10.2     4,122     2,844   44.9
Relay                     39       194 -79.9  -80.7        81       333  -75.7
VUE                    6,685    10,740 -37.8  -40.2    13,877    15,412  -10.0
-------------------------------------------------------------------------------
 Saturn Total          8,905    12,834 -30.6  -33.4    18,080    18,589   -2.7
-------------------------------------------------------------------------------
 GM Truck Total      162,831   202,861 -19.7  -22.9   311,022   346,169  -10.2
-------------------------------------------------------------------------------

                        GM Production Schedule - 3/03/08



                                                                           Memo: Joint Venture
                        GMNA                                             --------------------------
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

2008 Q1 # *     357     608     965    492      243     604      2,304    13    43      337
O/(U) prior
forecast:@        0       0       0      0       (6)      0         (6)    0     0        2
              -----   -----   -----  -----      ---     ---      -----

2008 Q2 #       408     672   1,080    509      282     600      2,471    21    35      305
O/(U) prior
forecast:@        0       0       0      0        0       0          0     0     0        0
====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---  ------  ------  ----   -------   -----  ---------   ---- -----
   2002

1st Qtr.        600     753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.        688     865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.        568     740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.        602     824   1,426    453      157      81      2,117    14    25       NA
              -----   -----   -----  -----      ---     ---     ------    --    --
    CY        2,458   3,182   5,640  1,770      561     307      8,278    59    73       NA

   2003

1st Qtr.        591     860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.        543     837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.        492     753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.        558     827   1,385    446      157     133      2,121    16    20       NA
              -----   -----   -----   ----      ---     ---     ------    --    --

    CY        2,184   3,277   5,461  1,818      547     420      8,246    74    85       NA

   2004

1st Qtr.        525     820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.        543     846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.        463     746   1,209    411      185     314      2,119    16    43      261
4th Qtr.        466     811   1,277    442      200     386      2,305    17    47      324
              -----  ------   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,997   3,223   5,220  1,829      716   1,333      9,098    70   158    1,116

   2005

1st Qtr.        470     712   1,182    502      185     335      2,204    16    51      286
2nd Qtr.        458     789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.        423     723   1,146    412      207     409      2,174    15    50      199
4th Qtr.        483     798   1,281    443      188     420      2,332    14    68      197
              -----   -----   -----  -----      ---   -----     ------    --   ---    -----

    CY        1,834   3,022   4,856  1,858      775   1,562      9,051    62   218    1,019

   2006

1st Qtr.        496     759   1,255    494      194     472      2,415    18    50      246
2nd Qtr.        462     775   1,237    495      206     482      2,420    17    58      258
3rd Qtr.        417     633   1,050    374      215     433      2,072    12    48      202
4th Qtr.        446     661   1,107    443      215     509      2,274    11    43      260
              -----   -----   -----  -----      ---   -----      -----    --   ---      ---

    CY        1,821   2,828   4,649  1,806      830   1,896      9,181    58   199      966

   2007

1st Qtr.        399     664   1,063    511      222     544      2,340    15    35      287
2nd Qtr.        402     740   1,142    464      233     571      2,410    12    42      264
3rd Qtr.        367     653   1,020    396      251     489      2,156    11    39      252
4th Qtr.  @     358     684   1,042    457      253     627      2,380    11    45      323
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----

    CY        1,526   2,741   4,267  1,828      960   2,231      9,286    49   161    1,126

   2008

1st Qtr. # *    357     608     965    492      243     604      2,304    13    43      337
2nd Qtr. #      408     672   1,080    509      282     600      2,471    21    35      305
-------------------------------------------------------------------------------------------


* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@  Numbers may vary due to rounding
#  Denotes estimate


(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar year
4 GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.